ALPHA ARCHITECT U.S. QUANTITATIVE MOMENTUM ETF

SUMMARY PROSPECTUS

NOVEMBER 23, 2020

ALPHA ARCHITECT U.S. QUANTITATIVE MOMENTUM ETF

(QMOM) Cboe BZX Exchange, Inc.

Beginning January 1, 2021, the Alpha Architect U.S. Quantitative Momentum ETF (the “Fund”) intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.alphaarchitect.com. Shareholders who wish to continue to receive paper copies of the Fund’s annual and semi-annual shareholder reports should contact the Fund at 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com or contact their financial intermediaries.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Before you invest, you may want to review the Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.alphaarchitect.com. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated November 23, 2020 are incorporated by reference into this Summary Prospectus.

Fund Summary

Investment Objective

The Alpha Architect U.S. Quantitative Momentum ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Alpha Architect Quantitative Momentum Index (the “Index”).

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees and expenses are expressed as a percentage of the Fund’s average daily net assets. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%
[1]	Total Annual Fund Operating Expenses do not correspond to the Financial Highlights Ratios to Average Net Assets, Net Expenses or Total Expenses due to the Management Fee reduction effective January 31, 2019. The expenses shown above have been restated to reflect the reduced Management Fee rate.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive management” (or indexing) investment approach designed to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Empirical Finance, LLC, d/b/a Alpha Architect, and licensed to Empowered Funds, LLC, the Fund’s investment adviser (the “Adviser”) and a wholly-owned subsidiary of Alpha Architect.

The Index

The Index uses a 5-step, quantitative, rules-based methodology to identify a portfolio of approximately 50 U.S. equity securities with positive momentum, as described below. A “momentum” style of investing emphasizes investing in securities that have had higher recent total return performance compared to other securities.

The Index Universe	Construction of the Index begins with the universe of stocks that principally trade on a U.S. exchange. The universe of stocks includes the largest 1,500 common stocks based on their market capitalization. The Index construction process then runs a liquidity screen to exclude any illiquid securities. Additionally, securities structured as real estate investment trusts, exchange-traded funds (“ETFs”), or American Depositary Receipts are eliminated from the Index. Companies with less than 12 months of financial data available are also eliminated from the Index. The resulting universe is expected to be composed primarily of highly liquid, small-, mid-, and large-cap stocks. Typically, the minimum market capitalization for the smallest-capitalization stocks in the initial universe would be above $1.5 billion.

Negative Screens	The second stage of the Index construction incorporates numerous screens to eliminate companies with issues that may negatively impact their momentum. Companies are eliminated if they measure poorly on any of the following variables: (1) Past six month momentum (lower is bad), (2) past nine month momentum (lower is bad), and (3) beta (higher is bad). Momentum is described above, and “beta” is a measurement of the responsiveness of a stock’s price to changes in the overall market.

Generic Momentum Screen	The third stage of Index construction screens the universe of companies to identify the 100 companies with the highest cumulative return for the past 12 months, excluding the last (12th) month and eliminating the rest of the universe.

Quality of Momentum Screen	The fourth stage of Index construction employs a momentum quality screen to identify which of the remaining companies has experienced the most consistent positive returns, as opposed to short-lived success during the 12-month period measured above. This screen measures the number of days during the 12-month period measured above for which a company’s returns were positive or negative. This final screen results in a 50-stock portfolio.

Portfolio Construction

To account for seasonal (i.e., quarter-end) effects on a company’s performance, the Index is reconstituted quarterly near the end of February, May, August, and November, approximately one month ahead of each calendar quarter-end. At the time of each reconstitution of the Index, each Index constituent is equally-weighted. The date of each subsequent reconstitution of the Index will be available on the Fund’s website at www.alphaarchitect.com/funds/contact at least one week prior to such date.

The Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. Returns on securities that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Index uses a quantitative model, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a reconstitution of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

Small- & Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Manufacturing Sector Risk. As of September 30, 2020, 40.4% of the Fund’s total investments were invested in the manufacturing sector. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will be maintained. In addition, trading in Shares on the Exchange may be halted.

High Portfolio Turnover Risk. The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Quarterly Rebalance Risk. Because the Index is reconstituted on a quarterly basis, (i) the Index’s market exposure may be affected by significant market movements promptly following the quarterly reconstitution that are not predictive of the market’s performance for the subsequent quarterly period and (ii) changes to the Index’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a quarter if such changes first take effect promptly following the quarterly reconstitution. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Performance

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. Prior to January 31, 2017, the Fund was actively-managed by the Adviser using a quantitative strategy substantially similar to the methodology of the Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at www.alphaarchitect.com/funds or by calling the Fund at (215) 882-9983.

Calendar Year Total Return as of December 31, 2019

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 16.57% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was -25.54% (quarter ended December 31, 2018).

Average Annual Total Returns
(for periods ended December 31, 2019)
	1 Year	Since Inception (12/1/15)
Return Before Taxes	27.98%	6.68%
Return After Taxes on Distributions	27.98%	6.65%
Return After Taxes on Distributions and Sale of Shares	16.56%	5.20%
S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)	31.12%	14.53%
Alpha Architect Quantitative Momentum Index (reflects no deduction for fees, expenses or taxes)	28.39%	N/A1
[1]	Since Inception performance is not shown for the Index because the calculation and publication of the value of the Index did not commence prior to December 31, 2016.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

Empowered Funds, LLC serves as the investment adviser of the Fund.

Portfolio Manager

Mr. Brandon Koepke is the portfolio manager for the Fund and has managed the Fund since June 26, 2020.

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares (for example, 10,000 Shares), called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.